SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


                        SEPTEMBER 29, 2000
         Date of Report (date of earliest event reported)


                       PLASTICS MFG. COMPANY

         (Exact name of registrant as specified in its charter)



     WISCONSIN              0333-92019            39-1867101
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation or                             Number)
     organization)

                    W190 N11701 MOLDMAKERS WAY
                 GERMANTOWN, WISCONSIN 53022-8214
   (Address of principal executive offices, including zip code)

                          (262) 255-5790
       (Registrant's telephone number, including area code)

                          NOT APPLICABLE
   (Former name or former address, if changed since last report)

 ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

 RESIGNATION OF INDEPENDENT ACCOUNTANTS

     Our independent accountant, Wolf & Company - Milwaukee, S.C. ("Wolf & Company"), resigned on September 29, 2000. The audit reports of Wolf & Company on the consolidated financial statements of the registrant as of and for the years ended September 30, 1999 and 1998, our two most recent fiscal years, did not contain any adverse opinion or disclaimer of opinion, not were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Wolf & Company with respect to its audit reports is attached as Exhibit 16.1 to this Form 8-K.

     In connection with the audits for the two most recent fiscal years and through September 29, 2000, there have been no disagreements with Wolf & Company on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wolf & Company, would have caused Wolf to make reference to them in their report on the financial statements for those years.

     During the two most recent fiscal years and through September 29, 2000, there have been no reportable events (as defined in Regulation S-K
 Item 304 (a)(1)(v)).

 NEW INDEPENDENT ACCOUNTANTS

     We engaged Wipfli Ullrich Bertleson, LLP ("Wipfli") as our new
 independent accountants on September 29, 2000.   The appointment of our
 independent accountants was reviewed and approved by our Board of Directors.

     During the two most recent fiscal years and through September 29, 2000 we consulted with Wipfli in connection with the Securities and Exchange Commission Staff's comments, as part of the Staff's pre-effective review of our registration statement on Form S-1 (Registration Number 333-92019), concerning the impact of SFAS 123 and EITF 96-18 on the issuances of stock in lieu of our obligations to make certain cash lease deposits. Wipfli advised us orally that the adjustments made to our financial statements in response to the Staff's comments and as set forth in the Form S-1 were consistent with the Staff's interpretation of generally accepted accounting principles with respect to these transactions.

     During the two most recent fiscal years and through September 29, 2000 we have not consulted with Wipfli regarding the following:

     (i) the type of audit opinion that might be rendered on our financial statements, or
                                  -1-
     (iii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item
           304(a)(1)(v) of Regulation S-K.

 LETTER OF RESIGNING ACCOUNTANT

     We have requested that Wolf & Company furnish a letter stating whether or not it agrees with our statements in this Item 4. A copy of their letter, dated September 29, 2000, is filed as Exhibit 16 to this Form 8-K.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (C)EXHIBITS.
                                  -2-
     16.1  Letter from Wolf & Company - Milwaukee, S.C. dated September
           29, 2000.

                            SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PLASTICS MFG. COMPANY



 Date:  September 29, 2000         By:  SCOT W. SCAMPINI

                                        Scott W. Scampini
                                        Senior Vice President Finance
                                  -3-
                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                       PLASTICS MFG. COMPANY
                     DATED SEPTEMBER 29, 2000
           Pursuant to Section 102(d) of Regulation S-T
                      (17 C.F.R. <section>232.102(d))


 EXHIBIT  DESCRIPTION

 16.1 Letter from Wolf & Company - Milwaukee, S.C. dated September 29,
      2000.